UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

XETA Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

This revised filing is made for the sole purpose of correcting an error on the proxy card as originally filed on 2/27/08, which incorrectly listed one director nominee twice and omitted another nominee from the card.

Electronic Voting Instructions

You can vote by Internet!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on April 8, 2008.

Vote by Internet

•    Log on to the Internet and go to www.investorvote.com

•    Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	ELECTION OF DIRECTORS	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

	01 - Ron B. Barber	☐	☐	☐	02 - Lee Crawley	☐	☐	☐	03 - Donald T. Duke	☐	☐	☐

	04 - Greg D. Forrest	☐	☐	☐	05 - Robert D. Hisrich	☐	☐	☐	06 - Edward F. Keller	☐	☐	☐

	07 - Ronald L. Siegenthaler	☐	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Tullius Taylor Sartain & Sartain LLP as the Company’s independent certified public accountants for the 2008 fiscal year.	☐	☐	☐

3.	IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

B.	Non-Voting Items

Change of Address – Please print new address below.

C.   Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

NOTE:   Signature(s) should follow exactly as name appears on your stock certificate. In case of joint ownership, each owner should sign. Executors, administrators, guardians, trustees, etc., should add their title as such and where more than one executor, etc. is named, a majority must sign. If signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – XETA TECHNOLOGIES, INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on Tuesday, April 8, 2008

The undersigned hereby appoints Donald T. Duke and Robert B. Wagner, or either of them, as proxies and attorneys for the undersigned (with full power to act alone and to designate substitutions), hereby revoking any prior Proxy, and hereby authorizes them to represent the undersigned and to vote as designated on the reverse side, all the shares of Common Stock of XETA Technologies, Inc. held of record by the undersigned on February 26, 2008 at the Annual Meeting of Shareholders to be held on April 8, 2008, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the  manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the two following proposals.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.